UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          November 24, 2004

Vital Images, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-22229	41-1321776
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3300 Fernbrook Lane No., Suite 200, Plymouth, Minnesota		55447
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code             (763) 852-4100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01 Other Events.

On November 24, 2004, the Company issued a press release reporting that Vincent Argiro, its Founder and Chief Technology Officer, has entered into a trading plan complying with the provisions of Rule 10b5-1 under the Securities and Exchange Act of 1934.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)           Exhibits.

The following exhibits are being filed with this Current Report on Form 8-K and are hereby incorporated herein by reference:

99.1                           A copy of the press release issued by the Company on November 24, 2004 reporting that Vincent Argiro, its Founder and Chief Technology Officer, has entered into a trading plan complying with the provisions of Rule 10b5-1 under the Securities and Exchange Act of 1934.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vital Images Inc.

Date: November 24, 2004.	By	/s/ Gregory S. Furness
Gregory S. Furness
Chief Financial Officer and Vice President — Finance
(Chief Financial Officer and Chief Accounting Officer)